Exhibit 99.1
SHAREHOLDER'S MEETING APRIL 7, 2010

WELCOME TO OUR 75TH ANNUAL MEETING

LAST YEAR'S SPEECH TURBULENCE HISTORICAL EVENTS FROM 2008

WE DID NOT KNOW RECESSION WOULD END NOR THE EXTENT OF THE DAMAGE

FOUR THINGS CNB DID KNOW

CNB WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN

CNB WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN WAS RESOLVED TO NAVIGATE THROUGH THE TOUGH CONDITIONS AND HELP OUR CUSTOMERS

CNB WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN WAS RESOLVED TO NAVIGATE THROUGH THE TOUGH CONDITIONS AND HELP OUR CUSTOMERS TO MAINTAIN A SOUND BANK

CNB WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN WAS RESOLVED TO NAVIGATE THROUGH THE TOUGH CONDITIONS AND HELP OUR CUSTOMERS TO MAINTAIN A SOUND BANK TO PROTECT YOUR INVESTMENT

WOMAN Without her, man would be nothing! WOMAN Without her man would be nothing!

IT'S ALL ABOUT THE PUNCTUATION

TO APRIL 7, 2010

EVENTS OF 2009 WERE VIRTUALLY INCONCEIVABLE

TODAY I AM PROUD TO REPORT

CNB IS AS SAFE AND SOUND AND IN AS STRONG A FINANCIAL POSITION AS IT HAS BEEN FOR 75 YEARS

AT YEAR END LOAN PORTFOLIO IS SOUND CUSTOMERS HAVE CONFIDENCE IN US PROFITABLE NO CREDIT CRISIS CAPITAL LEVELS & LOAN LOSS RESERVES ARE STRONG CAPITAL IS SUFFICIENT

CNB'S FINANCIAL RESULTS WERE SOLID FOR 2009

CNB TRIED TO MEET THE CHALLENGES

AND WE DISTINQUISHED OURSELVES WITH OUR SERVICE TO OUR CUSTOMERS AND COMMUNITIES

WE HAVE BEEN RECOGNIZED AS ONE OF THE STRONGEST FINANCIAL INSTITUTIONS IN OUR MARKET AREA

CNB 2009 2009 2008 2007 RETURN ON ASSETS 0.75 0.09 0.13 0.93 RETURN ON EQUITY 8.88 0.85 1.32 9.12 CORE CAPITAL (LEVERAGE) RATIO 8.49 8.55 7.40 7.63 NONPERFORMING ASSETS TO TOTAL ASSETS 3.60 3.36 1.84 0.87 NET CHARGE-OFFS TO LOANS 0.35 2.57 1.32 0.62 ASSET GROWTH RATE 2.45 -3.76 10.14 10.75 NET INTEREST MARGIN 3.71 3.50 3.21 3.35 NET OPERATING INCOME GROWTH -21.00 -22.55 -80.65 -21.21 FDIC INSURED COMMERCIAL BANKS

FDIC STATE PROFILE CNB 2009 2008 RETURN ON ASSETS 0.75 0.73 0.86 PROVISIONS TO AVE ASSETS 0.65 0.24 0.15 PAST DUE & NONACCRUAL LOANS/TOTAL LOANS 3.63 3.50 3.03 ALLL/TOTAL LOANS 1.97 1.23 1.14 NET LOAN LOSSES/TOTAL LOANS 0.35 0.26 0.16

THIS YEAR MAY HAVE BEEN ONE OF OUR FINEST IN OUR 75 YEAR HISTORY

ON THE LIGHTER SIDE "I like the Winter Olympics because you get to see sports you never see anywhere else, like bobsledding. Bobsledding is the only sport that shows us what it's like to drive a Toyota." Jimmy Fallon

REVIEW OF 2009 BEGAN WHERE 2008 ENDED

2009 HIGH UNEMPLOYMENT NEGATIVE GNP GROWTH VOLATILITY WITH MARKETS DECLINING CREDIT QUALITY CONSUMER CONFIDENCE & SPENDING AT RECORD LOWS FEDERAL BAILOUTS BANKRUPTCIES OF MAJOR CORPORATIONS

DURING THE SECOND HALF OF 2009 THE ECONOMY BEGAN TO SHOW SIGNS OF A MILD RECOVERY

PAST 18 MONTHS EASING OF MONETARY POLICY INCREASE MARKET LIQUIDITY LOW INTEREST RATES WILL HELP PROMOTE MODERATE ECONOMIC RECOVERY DOWN THE ROAD

BEST WAY TO DESCRIBE BANKING IN 2009

SURVIVAL OF THE FITTEST

THE MEDIA AND WASHINGTON HAVE PUT THE BLAME OF THIS CRISIS ON THE BANKING INDUSTRY

YES, THE INDUSTRY DID HAVE A PART IN THE FINANCIAL CRISIS

WHICH HAS CAUSED A LOSS OF CONFIDENCE IN THE BANKING INDUSTRY

AS I STATED IN 2008, 2009 AND TODAY CNB PLAYED NO PART IN THE FINANCIAL CRISIS

BUT WE ARE PAYING THE PRICE I CALL IT......

AN INHERITANCE TAX SOMETHING WE DIDN'T DO, BUT WE INHERITED FROM THE INDUSTRY

2009 MORE THAN 140 BANKS WERE TAKEN OVER BY THE FDIC

2009 OF 8,000 BANKS LESS THAN 5% SOUGHT AND GOT GOVERNMENT MONEY THROUGH TARP

THE BANKS THAT PART IN THE TARP MONEY PAID BACK IN EXCESS OF $9.0 MILLION IN INTEREST AND FEES

OVERALL, THE FINANCIAL SYSTEM AND BANKS ARE ON SOLID GROUND

ON THE LIGHTER SIDE AVATAR' FANS ARE NAMING THEIR BABIES AFTER CHARACTERS FROM THE MOVIE. EVEN WORSE, OBSTETRICIANS ARE NOW PUTTING ON 3-D GLASSES FOR THE DELIVERY.

EARNINGS PERFORMANCE

2009 EARNINGS IMPACTED BY INCREASED COST OF FDIC PREMIUMS

$28,183 $27,870 $27,486 $83,560 $381,904 $491,220 $- $100,000 $200,000 $300,000 $400,000 $500,000 THOUSANDS 05 06 07 08 09 10 FDIC ASSESSMENTS

PREPAYMENT OF $1,473,660 FOR THE 3 YEAR FDIC ASSESSMENT IF INVESTED AT 5%, WOULD RESULT IN $73,683 INCOME PER YEAR

2009 EARNINGS IMPACTED BY INCREASED COST OF FDIC PREMIUMS INCREASED PROVISION FOR LOAN LOSSES

$300,000 $217,500 $145,000 $870,000 $1,832,726 $- $500,000 $1,000,000 $1,500,000 $2,000,000 THOUSANDS 05 06 07 08 09 PROVISION FOR LOAN LOSSES

$2,022 $2,132 $2,144 $2,751 $3,903 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Thousands 05 06 07 08 09 Year 42% increase from 08 to 09 Reserve for Loan Losses

$- $100 $200 $300 $400 $500 Thousands 05 06 07 08 09 Year Net Charged off Loans Commercial Loans Real Estate Loans Consumer Loans

2009 EARNINGS IMPACTED BY INCREASED COST OF FDIC PREMIUMS INCREASED PROVISION FOR LOAN LOSSES INCREASED COST OF REGULATORY COMPLIANCE

MANY FACTORS AFFECTED INCOME WHICH WERE OUT OF OUR CONTROL

2009 CASH DIVIDEND $1.55 PER SHARE WHICH INCLUDED A SPECIAL DIVIDEND OF ..49 CENTS PER SHARE

THE BIGGEST CHALLENGES THE BANKING INDUSTRY AND CNB WILL FACE IN 2010

CHALLENGES IN 2010 FINANCIAL REFORM INCREASED REGULATIONS

AS THEY SAY, "You ain't seen nothing yet!"

THE NEW RULES OF THE ROAD

THE ADMINISTRATION IN WASHINGTON HAVE PUT FORTH PROPOSED NEW REGULATIONS

THE WAY WE OPERATE THE BANK THE PRODUCTS WE PROVIDE INCREASED COST TO THE CONSUMER IF APPROVED, COULD IMPACT

POSSIBLE NEW REGULATIONS FOR 2010 Regulatory Reform Consumer Financial Protection Agency Mortgage Bankruptcy "Cramdown" Sarbanes-Oxley Reform Deposit Insurance Small Business Exam Environment Too-Big-To-Fail

POSSIBLE NEW REGULATIONS FOR 2010 Overdraft Services Debit and Credit Card Interchange Fees Accounting Regulation Z Escrow Requirements Credit Card Act Implementation Correspondent Banking

POSSIBLE NEW REGULATIONS FOR 2010 Capital Levels & Incentive-Compensation Programs Tax Relief Mortgage Reform Farm Credit System & Farm Loan restructuring Internet-Gambling Regulation

Don't make us guess what gambling is legal

TOP 3 REGULATORY REFORMS REAL ESTATE SETTLEMENT PROCEDURES ACT CONSUMER FINANCIAL PROTECTION ACT OVERDRAFT PROTECTION CHANGES

ARE CHANGES NEEDED? YES

BUT, WE MUST KEEP IT SIMPLE FOR BANKS BANK CUSTOMERS OUR INDUSTRY

CNB SUPPORTS A BILL THAT WOULD CREATE A MORE EQUITABLE FINANCIAL SYSTEM

PROTECT THE AMERICAN TAXPAYER

REFORM IS NECESSARY HOLDS MEGA FIRMS & UNREGULATED NON BANKS ACCOUNTABLE

INDEPENDENT COMMUNITY BANKS HAVE BEEN THE CORNERSTONE

AND WILL PLAY A BIG PART IN PUTTING THE AMERICAN ECONOMY BACK ON TRACK

ON THE LIGHTER SIDE There's a new iPhone app that alerts you if your spouse is trying to read your emails and text messages. Experts are calling it a revolutionary product. Tiger Woods is calling it 'about two months too late'.

WHAT'S IN STORE FOR

ECONOMIC PERFORMANCE MAY PERFORM BELOW POTENTIAL FOR MUCH OF 2010

2010 Key Economic and Investment Themes US Economy will grow 5% or better in 2010 Gears down to "trend" in 2011 (3.25% to 3.75%) Inflation remains low in 2010; risk accumulates in 2011 Catalyst for Recovery is NOT Consumer or Labor Market Government Spending will provide a boost, but .. Driver is Business Spending Retained earnings and Private Equity finance early, but ... Sustainability requires Bank Lending for ... Inventory rebuilding and capital equipment Risk: Credit and Oil Access to credit and effective credit transmission are critical Oil at $100 per barrel for an extended period reinstitutes recession risk The recession of 2007/09 is over. The end probably occurred in July. 4Q09 reported 5.9%. Components suggest the economy accelerates from here. There are always risks. Alternative capital sources may start the recovery, but bank credit required to fund sustainability.

STATE AND LOCAL LEVEL

9.6 6.6 9.8 8.6 11.1 7.8 12 10.4 11.3 8.2 12.5 11 0 2 4 6 8 10 12 14 Berkeley Jefferson Morgan West Virginia Unemployment Rates for December, January & February February January December

ECONOMIC INDICATORS 2009 2008 UNEMPLOYMENT RATE 7.9% 4.3% SINGLE FAMILY HOME PERMITS -28.9% -35.4% NONBUSINESS BANKRUPTCY FILINGS PER 1000 PEOPLE 3.55 2.83

POSITIVES FOR MORGAN COUNTY NEW HOSPITAL

POSITIVES FOR MORGAN COUNTY NEW HOSPITAL COURTHOUSE

POSITIVES FOR MORGAN COUNTY NEW HOSPITAL COURTHOUSE IMPROVEMENTS TO BOTH STATE PARKS

CNB IS WELL POSITIONED TO OVERCOME NEW CHALLENGES TO OVERCOME NEW REGULATIONS TO TAKE ADVANTAGE OF NEW OPPORTUNITIES TO MEET THE FINANCIAL NEEDS OF THE COMMUNITIES WE SERVE

IT TAKES TEAMWORK Banking at its center is about PEOPLE, and bringing out the BEST in those around us is a key element in our success.

MANAGEMENT & THE BOARD OF DIRECTORS WORKING TOGETHER TO IDENTIFY ISSUES FOCUS ON ACTION STEPS TO IMPROVE THE FUTURE PERFORMANCE

And the RECOGNITION GOES TO...

DIRECTORS BUSINESS DEVELOPMENT COMMITTEE EMPLOYEES

CUSTOMERS SHAREHOLDERS

CONFIDENCE ENTHUSIASM OPTIMISM

THANK YOU

SHAREHOLDER'S MEETING

APRIL 7, 2010

WELCOME
TO
OUR
75TH ANNUAL
MEETING

LAST YEAR'S SPEECH

- TURBULENCE
- HISTORICAL EVENTS FROM 2008

WE DID NOT KNOW

- RECESSION WOULD END

- NOR THE EXTENT OF THE DAMAGE

FOUR THINGS

CNB

DID

KNOW

CNB

- WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN

CNB

- WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN
- WAS RESOLVED TO NAVIGATE THROUGH THE TOUGH CONDITIONS AND HELP OUR CUSTOMERS

CNB

- WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN
- WAS RESOLVED TO NAVIGATE THROUGH THE TOUGH CONDITIONS AND HELP OUR CUSTOMERS
- TO MAINTAIN A SOUND BANK

CNB

- WAS PREPARED FOR A SEVERE ECONOMIC DOWNTURN
- WAS RESOLVED TO NAVIGATE THROUGH THE TOUGH CONDITIONS AND HELP OUR CUSTOMERS
- TO MAINTAIN A SOUND BANK
- TO PROTECT YOUR INVESTMENT

WOMAN

Without her, man would be nothing!

WOMAN

Without her man would be nothing!

IT'S ALL ABOUT THE PUNCTUATION


F.FWD
TO APRIL 7, 2010

EVENTS OF 2009

WERE VIRTUALLY INCONCEIVABLE

TODAY I AM PROUD TO REPORT

CNB IS AS
SAFE AND SOUND AND
IN AS STRONG A FINANCIAL
POSITION AS IT HAS
BEEN FOR 75 YEARS

AT YEAR END

- LOAN PORTFOLIO IS SOUND
- CUSTOMERS HAVE CONFIDENCE IN US
- PROFITABLE
- NO CREDIT CRISIS
- CAPITAL LEVELS & LOAN LOSS RESERVES ARE STRONG
- CAPITAL IS SUFFICIENT

CNB'S FINANCIAL RESULTS WERE SOLID FOR 2009

CNB TRIED TO MEET THE CHALLENGES

AND WE DISTINQUISHED OURSELVES WITH OUR SERVICE TO OUR CUSTOMERS AND COMMUNITIES

WE HAVE
BEEN RECOGNIZED
AS ONE OF THE
STRONGEST
FINANCIAL INSTITUTIONS
IN OUR
MARKET AREA

TOP 200 COMMUNITY BANKS

usBanker

June 2009

Beyond Business as Usual



COMING HOME

The financial crisis drove Nat City into PNC's arms, giving Cleveland native Jim Rohr commanding market share in his old home town, and bringing his company back into traditional banking in a much bigger way.

Global Fix

Restoring liquidity to the trade-finance market

Seeing Green

Opportunities in eco-lending emerge from stimulus bill

us-banker.com

FDIC INSURED COMMERCIAL BANKS

	CNB 2009	2009	2008	2007
RETURN ON ASSETS	0.75	0.09	0.13	0.93
RETURN ON EQUITY	8.88	0.85	1.32	9.12
CORE CAPITAL (LEVERAGE) RATIO	8.49	8.55	7.40	7.63
NONPERFORMING ASSETS TO TOTAL ASSETS	3.60	3.36	1.84	0.87
NET CHARGE-OFFS TO LOANS	0.35	2.57	1.32	0.62
ASSET GROWTH RATE	2.45	-3.76	10.14	10.75
NET INTEREST MARGIN	3.71	3.50	3.21	3.35
NET OPERATING INCOME GROWTH	-21.00	-22.55	-80.65	-21.21

FDIC STATE PROFILE

	CNB	2009	2008
RETURN ON ASSETS	0.75	0.73	0.86
PROVISIONS TO AVE ASSETS	0.65	0.24	0.15
PAST DUE & NONACCRUAL LOANS/TOTAL LOANS	3.63	3.50	3.03
ALLL/TOTAL LOANS	1.97	1.23	1.14
NET LOAN LOSSES/TOTAL LOANS	0.35	0.26	0.16

THIS YEAR MAY HAVE BEEN ONE OF OUR FINEST IN OUR 75 YEAR HISTORY

ON THE LIGHTER SIDE

"I like the Winter Olympics because you get to see sports you never see anywhere else, like bobsledding. Bobsledding is the only sport that shows us what it's like to drive a Toyota."

Jimmy Fallon

REVIEW OF 2009

BEGAN

WHERE

2008

ENDED

2009

- HIGH UNEMPLOYMENT
- NEGATIVE GNP GROWTH
- VOLATILITY WITH MARKETS
- DECLINING CREDIT QUALITY
- CONSUMER CONFIDENCE & SPENDING AT RECORD LOWS
- FEDERAL BAILOUTS
- BANKRUPTCIES OF MAJOR CORPORATIONS

DURING THE SECOND
HALF OF 2009
THE ECONOMY
BEGAN TO SHOW
SIGNS OF A
MILD RECOVERY

PAST 18 MONTHS

- EASING OF MONETARY POLICY
- INCREASE MARKET LIQUIDITY
- LOW INTEREST RATES

WILL HELP PROMOTE MODERATE ECONOMIC RECOVERY DOWN THE ROAD

BEST WAY
TO DESCRIBE
BANKING IN 2009


SURVIVAL
OF THE
FITTEST


THE MEDIA AND
WASHINGTON
HAVE PUT THE
BLAME OF THIS
CRISIS ON THE
BANKING INDUSTRY

YES, THE INDUSTRY DID HAVE A PART IN THE FINANCIAL CRISIS

WHICH HAS CAUSED A LOSS OF CONFIDENCE IN THE BANKING INDUSTRY

AS I STATED IN
2008, 2009 AND TODAY

CNB PLAYED **NO**
PART IN THE
FINANCIAL CRISIS


BUT WE ARE
PAYING THE PRICE
I CALL IT……

AN INHERITANCE TAX

SOMETHING WE
DIDN'T DO,
BUT WE
INHERITED
FROM THE
INDUSTRY

2009

MORE THAN

140

BANKS WERE

TAKEN OVER

BY THE

FDIC

2009

OF 8,000

BANKS LESS

THAN

5%

SOUGHT AND GOT

GOVERNMENT MONEY

THROUGH

TARP

THE BANKS THAT
PART IN THE TARP MONEY
PAID BACK IN EXCESS
OF $9.0 MILLION IN
INTEREST AND FEES

OVERALL, THE FINANCIAL SYSTEM AND BANKS ARE ON SOLID GROUND

ON THE LIGHTER SIDE

AVATAR' FANS ARE NAMING THEIR BABIES AFTER CHARACTERS FROM THE MOVIE. EVEN WORSE, OBSTETRICIANS ARE NOW PUTTING ON 3-D GLASSES FOR THE DELIVERY.

EARNINGS PERFORMANCE

2009 EARNINGS IMPACTED BY

- INCREASED COST OF FDIC PREMIUMS


FDIC ASSESSMENTS
THOUSANDS
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$28,183
$27,870
$27,486
$83,560
$381,904
$491,220
05
06
07
08
09
10

PREPAYMENT OF $1,473,660 FOR THE 3 YEAR FDIC ASSESSMENT

IF INVESTED AT 5%, WOULD RESULT IN $73,683 INCOME PER YEAR

2009 EARNINGS IMPACTED BY

- INCREASED COST OF FDIC PREMIUMS

- INCREASED PROVISION FOR LOAN LOSSES

PROVISION FOR LOAN LOSSES



THOUSANDS
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$300,000
$217,500
$145,000
$870,000
$1,832,726
05
06
07
08
09

Reserve for Loan Losses


Thousands
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,022
$2,132
$2,144
$2,751
$3,903
05
06
07
08
09
Year

42% increase from 08 to 09


Net Charged off Loans
Thousands
$500
$400
$300
$200
$100
$-
05
06
07
08
09
Year
Commercial Loans
Real Estate Loans
Consumer Loans

2009 EARNINGS IMPACTED BY

- INCREASED COST OF FDIC PREMIUMS
- INCREASED PROVISION FOR LOAN LOSSES
- INCREASED COST OF REGULATORY COMPLIANCE

MANY FACTORS AFFECTED INCOME WHICH WERE OUT OF OUR CONTROL

2009 CASH DIVIDEND

$1.55

PER SHARE

WHICH

INCLUDED A

SPECIAL DIVIDEND

OF

.49 CENTS PER SHARE

THE BIGGEST CHALLENGES THE BANKING INDUSTRY AND CNB WILL FACE IN 2010

CHALLENGES IN 2010

- FINANCIAL REFORM

- INCREASED REGULATIONS

AS THEY SAY,

“You ain’t seen nothing yet!”

THE NEW RULES OF THE ROAD


3 km
ZONE
P+R
Polizei
frei
SMOG
70m
3,8m
8t
80


THE ADMINISTRATION
IN WASHINGTON
HAVE PUT FORTH
PROPOSED
NEW REGULATIONS

IF APPROVED, COULD IMPACT

- THE WAY WE OPERATE THE BANK
- THE PRODUCTS WE PROVIDE
- INCREASED COST TO THE CONSUMER

POSSIBLE NEW REGULATIONS FOR 2010

- Regulatory Reform
- Consumer Financial Protection Agency
- Mortgage Bankruptcy "Cramdown"
- Sarbanes-Oxley Reform
- Deposit Insurance
- Small Business
- Exam Environment
- Too-Big-To-Fail

POSSIBLE NEW REGULATIONS FOR 2010

- Overdraft Services
- Debit and Credit Card Interchange Fees
- Accounting
- Regulation Z Escrow Requirements
- Credit Card Act Implementation
- Correspondent Banking

POSSIBLE NEW REGULATIONS FOR 2010

- Capital Levels & Incentive-Compensation Programs
- Tax Relief
- Mortgage Reform
- Farm Credit System & Farm Loan restructuring
- Internet-Gambling Regulation



Don’t make us guess what gambling is legal

TOP 3
REGULATORY REFORMS

- REAL ESTATE SETTLEMENT PROCEDURES ACT
- CONSUMER FINANCIAL PROTECTION ACT
- OVERDRAFT PROTECTION CHANGES

ARE CHANGES NEEDED?

YES

BUT, WE MUST KEEP IT SIMPLE FOR

- BANKS
- BANK CUSTOMERS
- OUR INDUSTRY

CNB SUPPORTS A BILL THAT WOULD CREATE A MORE EQUITABLE FINANCIAL SYSTEM

PROTECT THE AMERICAN TAXPAYER

REFORM IS NECESSARY

HOLDS

MEGA FIRMS

&

UNREGULATED

NON BANKS

ACCOUNTABLE

INDEPENDENT
COMMUNITY
BANKS
HAVE BEEN
THE
CORNERSTONE

AND WILL
PLAY A BIG
PART IN
PUTTING THE
AMERICAN ECONOMY
BACK ON TRACK

ON THE LIGHTER SIDE

There's a new iPhone app that alerts you if your spouse is trying to read your emails and text messages. Experts are calling it a revolutionary product. Tiger Woods is calling it 'about two months too late'.


WHAT'S IN STORE FOR
2010

ECONOMIC PERFORMANCE MAY PERFORM BELOW POTENTIAL FOR MUCH OF 2010

2010 Key Economic and Investment Themes

The recession of 2007/09 is over.

The end probably occurred in July. 4Q09 reported 5.9%.

Components suggest the economy accelerates from here.

There are always risks.

Alternative capital sources may start the recovery, but bank credit required to fund sustainability.

- **US Economy will grow 5% or better in 2010**
- **Gears down to "trend" in 2011 (3.25% to 3.75%)**
- **Inflation remains low in 2010; risk accumulates in 2011**
- **Catalyst for Recovery is *NOT* Consumer or Labor Market**
- **Government Spending will provide a boost, but ..**
- **Driver is Business Spending**
  - Retained earnings and Private Equity finance early, but …
  - Sustainability requires Bank Lending for …
    - Inventory rebuilding and capital equipment
- **Risk: Credit and Oil**
  - Access to credit and effective credit transmission are critical
  - Oil at $100 per barrel for an extended period reinstitutes recession risk

2010 Economic Calendar (high-lights)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Job growth	100k											
Peak unemp						11%						
Inventory boost	Fades in second half						Some boost, but not much in Q3.					
Stimulus boost	Fades in second half						Very little left in Q3.					
Confidence recovers								Visible improvement				
Sustainable recovery										Q3 GDP release		
Home price recovery			Price bottom this spring									
Business equipment recovery				Second quarter (Structures recover in 2011)								

FTN FINANCIAL

11:20 / 55:50

STATE AND LOCAL LEVEL

Employment Growth In The Eastern Panhandle, Washington MSA, W.Va., And The U.S.



170
160
150
140
130
120
110
100
90
1990=100
Eastern Panhandle
W.Va.
U.S.
Washington MSA
Forecast
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Unemployment Rate Trends In The Eastern Panhandle, Washington MSA, W.Va., And U.S.



Forecast
Eastern Panhandle
W.Va.
U.S.
Washington MSA
Percent
12.0
10.0
8.0
6.0
4.0
2.0
0.0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013


West Virginia
Morgan
Jefferson
Berkeley
11
10.4
8.6
12.5
12
9.8
8.2
7.8
6.6
11.3
11.1
9.6
February
January
December
0
2
4
6
8
10
12
14
Unemployment Rates for December, January & February

ECONOMIC INDICATORS	2009	2008
UNEMPLOYMENT RATE	7.9%	4.3%
SINGLE FAMILY HOME PERMITS	-28.9%	-35.4%
NONBUSINESS BANKRUPTCY FILINGS PER 1000 PEOPLE	3.55	2.83

POSITIVES FOR MORGAN COUNTY

- NEW HOSPITAL



POSITIVES FOR MORGAN COUNTY

- NEW HOSPITAL
- COURTHOUSE



POSITIVES FOR MORGAN COUNTY

- NEW HOSPITAL
- COURTHOUSE
- IMPROVEMENTS TO BOTH STATE PARKS


BERKELEY
SPRINGS
STATE PARK
OFFICE - INFORMATION CENTER
HISTORICAL SPRINGS - MINERAL BATHS
MUSEUM OF THE BERKELEY SPRINGS
GIFT SHOP - SWIMMING POOL


CACAPON
RESORT STATE PARK






Tough times
650
1240

CNB IS WELL POSITIONED

- TO OVERCOME NEW CHALLENGES
- TO OVERCOME NEW REGULATIONS
- TO TAKE ADVANTAGE OF NEW OPPORTUNITIES
- TO MEET THE FINANCIAL NEEDS OF THE COMMUNITIES WE SERVE



IT TAKES TEAMWORK

Banking at its center is about **PEOPLE**, and bringing out the **BEST** in those around us is a key element in our success.

MANAGEMENT & THE BOARD OF DIRECTORS

WORKING TOGETHER

- TO IDENTIFY ISSUES
- FOCUS ON ACTION STEPS
- TO IMPROVE THE FUTURE PERFORMANCE

And

the

RECOGNITION

GOES

TO…

- DIRECTORS
- BUSINESS DEVELOPMENT COMMITTEE
- EMPLOYEES

- CUSTOMERS
- SHAREHOLDERS

CONFIDENCE

ENTHUSIASM

OPTIMISM

THANK
YOU